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                                                                   EXHIBIT 10.15

                                LOCK-UP LETTER
                                --------------



                                                 December __, 1997



CONFIDENTIAL
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Cowen & Company
Volpe Brown Whelan & Company, LLC
As Representatives of the Several Underwriters
c/o Cowen & Company
    One Financial Square, 30th Floor
    New York, NY  10005


  The undersigned understands that you are contemplating entering into an Underwriting Agreement (the "Underwriting Agreement") in connection with the proposed public offering (the "Offering") of Common Stock, par value $.01 per share (the "Common Stock"), of Command Systems, Inc. (the "Company"). The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Common Stock of the Company that is expected to result from the Offering. The undersigned further understands that you have requested, as a condition to agreeing to purchase shares of the Common Stock as part of the proposed Offering, that the undersigned agree to be restricted with respect to sales or other transfers of securities of the Company as provided below.

  In order to induce the Company and you to enter into the Underwriting Agreement and to proceed with the proposed Offering, the undersigned agrees, for the benefit of the Company and you, that the undersigned will not, without the prior written consent of Cowen & Company, (a) offer, sell or grant any option for the sale, or otherwise dispose of (i) any shares of the Common Stock or (ii) any securities convertible into or exercisable for shares of the Common Stock (including, without limitation, any options, warrants, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to, or derived from, the market price of the Common Stock) owned by the undersigned, whether directly or indirectly (collectively, the "Lock-Up Securities"), or (b) engage in any hedging transaction with respect to the Common Stock that may have an impact on the market price of the Common Stock, for the period from the date hereof until 180 days subsequent to the date of the Prospectus first filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, after the Registration Statement has been declared effective, except for shares of Common Stock of the Company or securities exercisable for or convertible into shares of Common Stock of the Company as to which the undersigned acquires ownership in the public trading markets after the date of the final prospectus filed with respect to the Offering.

  Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-Up Securities, either during his or her lifetime or on death, by gift, will or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such
                                        --------  -------
case it shall be a condition to the transfer that the transferee thereof execute an agreement stating
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that the transferee is receiving and holding the Lock-Up Securities subject to the provision of this letter agreement, and there shall be no further transfer of such Lock-Up Securities except in accordance with this letter agreement. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, stepchildren, father, mother, brother or sister of the transferor.

  The undersigned also agrees and consents to the entry of stock transfer instructions with the Company's transfer agent against the transfer of Shares of Common Stock issued or issuable to the undersigned.

  This Agreement will terminate immediately on April 30, 1998 if on or before such date: (i) the Registration Statement has not become effective; and (ii) the Underwriting Agreement has not been executed.

  Executed as an instrument under seal.

                                       Very truly Yours,


                                       --------------------------------
                                       Authorized Signatory

                                       --------------------------------
                                       Print Name of Signatory

                                       --------------------------------
                                       Date


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